                                                                   EXHIBIT 10.17


                                   EXHIBIT A

                              DESCRIPTION OF LAND
                              TALLAHASSEE, FLORIDA


LOT 1


         Commence at a concrete monument marking the Southeast corner of Lot 16 of the Third Division of the Plantation of the Florida Pecan Endowment Company as per supplementary map recorded in Plat Book 1, Page 4, of the Public Records of Leon County, Florida, and run thence North 01 degrees 08 minutes 34 seconds West 336.07 feet, thence South 89 degrees 54 minutes 07 seconds West 192.39 feet to a point on a cul-de-sac, said point being on a curve concave Northwesterly, thence run Southwesterly and Northwesterly along said curve with a radius of 30.0 feet, through a central angle of 138 degrees 11 minutes 23 seconds for an arc length of 72.36 feet, thence run South 89 degrees 54 minutes 07 seconds West along the Southerly boundary of a 40 foot roadway, a distance of 7.49 feet, thence leaving said Southerly boundary run South 00 degrees 01 minutes 38 seconds East 315.75 feet, thence North 89 degrees 57 minutes 36 seconds Est 258.56 feet to the POINT OF BEGINNING, lying and being situated in
Section 19, Township 1 North, Range 1 West.

                                   EXHIBIT B
                             LEASE CANCELLATION FEE


In the event Lessor sells the Leased Property and Lessor's purchaser does not assume Lessee's obligations under this Lease, Lessee shall agree to cancel this Lease upon its receipt of a Lease Cancellation Fee as Follows:


First Determine           Lessor Cash Flow All Base Rent and Percentage Rent
                          less all real estate taxes paid or payable to Lessor under this Lease for the 12 calendar months immediately preceding the closing of the Leased
                          Property sale.


Then Determine            Lessee Cash Flow Cash flow after Base Rent and
                          Percentage Rent has been paid or payable by Lessee under this Lease for the 12 calendar months immediately preceding the closing of the leased
                          Property sale.


Then Determine            Net Operating Income The sum of Lessor Cash Flow and
                          Lessee Cash Flow.


Then Determine            Leased Property Sale Proceeds Available for
                          Distribution Sales price for the Leased Property less Lessor's all expenses of Lessor reasonably associated with such sale. Less Lessor's adjusted property basis in the Leased Property (original purchase price paid by Lessor for the Leased Property plus an annual non-compounding 13% return on said original purchase price), and less all Rent paid or payable to Lessor under this Lease from the Commencement Date through the closing of the Leased
                          Property sale.


Lastly, Determine:        Lease Cancellation Fee Lessee's Percentage of Net
                          Operating Income multiplied by Leased Property Sale
                          Proceeds Available for Distribution.

Lessee will receive all or a portion of the Lease Cancellation Fee Calculated by using the above formula determined by the date during the Term upon which the Leased Property is sold, as follows:

Years 1 to 10 of the      Lessee receives 100% of the Lease Cancellation Fee.
Term.

Year 11 of the Term.              Lessee receives 90% of the Lease Cancellation
                                  Fee

Year 12 of the Term.              Lessee receives 80% of the Lease Cancellation
                                  Fee

Year 13 of the Term.              Lessee receives 70% of the Lease Cancellation
                                  Fee

Year 14 of the Term.              Lessee receives 60% of the Lease Cancellation
                                  Fee

Year 15 of the Term.              Lessee receives 50% of the Lease Cancellation
                                  Fee

Notwithstanding anything contained in this Exhibit B or this Lease to the contrary, if the Leased Property is sold prior to the tenth (10) year of the Term of this Lease, Lessee will, as consideration for cancellation of the Lease incident to the sale of the Leased Property, be paid an amount equal to the greater of (a) the accrued but unpaid Negative Base Rent (but only Negative Base Rent accrued but unpaid for first four (4) years after the Commencement
Date) plus the Base Management Fee for the twelve (12) months immediately preceding the closing of the Leased Property sale, or (b) the Lease Cancellation Fee, as determined above.

                                   EXHIBIT C

                                COMPETITIVE SET
TALLAHASSEE, FLORIDA

HAMPTON INN
3210 MONROE STREET
TALLAHASSEE, FLORIDA 32303

COMFORT INN
2727 GRAVES ROAD
TALLAHASSEE, FLORIDA 32303

RED ROOF INN
2930 HOSPITALITY STREET
TALLAHASSEE, FLORIDA 32303

LAQUINTA INN
2905 NORTH MONROE
TALLAHASSEE, FLORIDA 32303

EXHIBIT D  BASE RENT MONTHLY SCHEDULE TALLAHASSEE FLORIDA

THE ANNUAL  BASE RENT IS   $277,300

COMMENCING IN 1997, THE ANNUAL BASE RENT PER PROPERTY WILL BE DUE IN MONTHLY AMOUNTS AS FOLLOWS:


         JAN      FEB      MAR      APR      MAY      JUN      JUL      AUG      SEP      OCT      NOV      DEC      TOTAL
          $16,638  $16,638  $23,571  $23,571  $27,730  $27,730  $34,663  $34,663  $22,184  $22,184  $13,864  $13,864 $277,300

FOR THE PURPOSES OF 1996, THE MONTHLY BASE RENT WILL BE EQUAL TO THE APPLICABLE ANNUAL BASE RENT DIVIDED BY 12, MULTIPLIED BY 100% FOR EACH OR PARTIAL MONTH.

EXHIBIT E        PERCENTAGE RENT SCHEDULE - TALLAHASSEE, FLORIDA

For each Fiscal Year during the Term commencing with the Fiscal Year January 1, 1997, Lessee shall pay to Lessor percentage rent (Percentage Rent) on a quarterly basis within twenty (20) days after the end of each calendar quarter in an amount calculated by the following formula:

       The amount equal to the Percentage Rent Gross Revenues Computation less

       An amount equal to the cumulative Percentage Rent paid for the applicable Fiscal Year through the calendar quarter for which this calculation is being made equals

       Percentage Rent payable for the applicable calendar quarter.

For the purposes of this formula, the Percentage Rent Gross Revenues Computation is an amount equal to the total of (a) 30% of the first $300,000 of cumulative Gross Revenues for the applicable Fiscal Year through the calendar quarter for which the calculation is being made in excess of $727,000 (the Break-Even Threshold) and (b) 35% of all amounts of cumulative Gross Revenues for the applicable Fiscal Year through the calendar quarter for which this calculation is being made in excess of $1,027,000.

It is understood and agreed that if at any time during the first four (4) years after the Commencement Date, Lessee has, through the appropriate Officer's Certificate, certified that Lessee has or is incurring Negative Base Rent, then fifty percent (50%) of the amount calculated above as Percentage Rent shall be applied to Negative Base Rent until Negative Base Rent is paid in full and the remaining fifty percent (50%) shall be paid by Lessee to Lessor as Percentage Rent. Notwithstanding anything contained in the immediately preceding sentence or in this Lease to the contrary, Lessee acknowledges and agrees that if at any time during the first four (4) years after the Commencement date Negative Base Rent has been paid in full and that at all times after such first four (4) year period, Lessee shall not be allowed to use any portion of the Percentage Rent, as calculated above, to offset and/or pay the Negative Base Rent, but rather, all such Percentage Rent, as calculated above, shall be paid in full to Lessor.

Notwithstanding anything contained in the immediately preceding paragraphs or in this Lease, Lessor and Lessee acknowledges and agrees that if, during any Fiscal Year, there are no funds available after or to satisfy Base Rent, that Lessee has no obligation to pay any Percentage Rent to Lessor.

                                   Exhibit F

                               Comprehensive General Liability    (Crossroads Hospitality)
                               -------------------------------
Limits of Liability:                       $   1,000,000        Liquor Liability (only applies if hotel operates
                                                                  a bar or restaurant)
                                           $   1,000,000        Combined Single Limit for Bodily Injury
                                                                  and Property Damage Liability
                                                                  Each Occurrence/$2,000,000 Aggregate Personal
                                                                  Injury and Advertising Injury Liability
                                           $   1,000,000        Product  Liability
                                           $      10,000        Premise Medical Payment
                                           $      50,000        Fire Legal Liability
                                           $       1,000        Innkeepers Liability per Rental Unit/$10,000
                                                                Aggregate
                                           $   1,000,000        Per Claim of Employee Benefit Liability/
                                                                $2,000,000 Aggregate

Deductibles:                               $         100        Innkeepers Liability Only

Extension of Coverage:                     -   Broad Form Property Damage
                                           -   Contractual Liability
                                           -   60-day Notice of Cancellation
                                           -   Incidental Medical Malpractice
                                           -   Employees as Additional Insureds


                                                       Automobile*
                                                       -----------
Limits of Liability:                       $   1,000,000        Combined Single Limit for Bodily Injury and
                                                                  Property Damage
                                           $   1,000,000        Uninsured Motorists
                                           $       5,000        Medical Payments

Deductibles:                               $         500        Comprehensive
                                           $         500        Collision

Additional Coverages:                      -   Automatic Coverage for New Vehicles
                                           -   Hired and Non-Owned Auto
                                           -   Fellow Employee Exclusion Deleted
                                           -   Rental Reimbursement
                                           -   60-day Notice of Cancellation

                                           *  Applies only if hotel-based vehicles are present


                                                Garagekeepers Liability**
                                                -------------------------

Limits of Liability:                       $   1,000,000        Each Insured Location

Deductibles:                               $         250        Comprehensive
                                           $         250        Collision

                                           **  Applies only if hotel offers valet service

                                                    Umbrella Liability
                                                    ------------------
Limits of Liability:                       $  10,000,000        Per Occurrence
                                           $  10,000,000        Aggregate

Self-Insured Retention:                    $      10,000

Coverage to Include:                       -   Following Form Contractual and Personal Injury Liability
                                           -   Following Form Liquor Liability
                                           -   Following Form over General Liability, Auto Liability,
                                                  Garagekeepers Liability and Employer's Liability

Exclusions:                                -   Pollution Liability
                                           -   Asbestos Liability
                                           -   Care, Custody and Control (including Innkeepers Liability)
                                           -   ERISA Exclusion

                                                    Property Insurance
                                                    ------------------

Minimum Limits of Liability:               *   See Below        Real & Personal/Business Interruption
                                               As Needed        EDP Extensions
                                           $                    Coverage for flood, wind and earthquake to
                                                                  be included
                                           $     100,000        Transit
                                           $      50,000        Service Interruption for heat, water, light
                                           $       5,000        Accounts Receivable
                                           $       5,000        Valuable Papers and EDP Media

Perils Insured Against:                    "All Risks" of Direct Physical Loss except as specifically excluded in the Policy

Coinsurance:                               Agreed Amount

Maximum Deductibles:                       $      10,000        All Risk
                                           $      10,000        Transit
                                           $      25,000        Flood+
                                           $      25,000        Wind+
                                           $      50,000        Earth Movement (Except California, which
                                                                  is greater of 5% of replacement cost
                                                                  values or $100,000)

                                           *In amounts sufficient to provide replacement cost of real and personal property, and 12 months lost profit.

                                           +Except Florida, Hawaii, Puerto Rico and Virgin Islands, and other locations within 10 miles of the Gulf of Mexico or Atlantic Ocean, which is greater of 2% of replacement cost values or $250,000.

                                                    Boiler & Machinery
                                                    ------------------

Minimum Limits of Liability:               *   See Above        Combined Property Damage/Business Income
                                                                including 90 days ordinary payroll
                                           $     250,000        Water Damage
                                           $      50,000        Amonia Contamination
                                           $      50,000        Hazardous Substances
                                           $      50,000        Demolition/I.C.C.
                                           $   1,000,000        Service Interruption

Maximum Deductibles:                       $      10,000        Except:
                                           1  x  ADV   Business Income  (ADV  =  Average Daily Value)
                                           24 Hours    Service Interruption

Form:                                      Comprehensive including production machines

                                           In the event of separate policies being written to provide property and boiler/machinery coverages, a Joint Loss Agreement will be obtained.

                               **Employment Practices (Subject to Reasonable Availability)
                                ----------------------------------------------------------
Limits of Liability:                       $   1,000,000        Claims-made policy.  Limit applies per claim and
                                                                as an annual aggregate for all hotels.

Deductible:                                $      50,000        Per claim applies to the total of all legal fees, claims
                                                                administration expenses, and indemnity payments.
                                                                However, if at any time indemnity payments alone
                                                                meet or exceed $25,000, then the combined deductible
                                                                shall become $25,000.

                                                **Crime/Fidelity Bond
                                                ---------------------

Minimum Limits of Liability:               $     250,000        Blanket Employee Dishonesty
                                           $     250,000        Loss Inside Premises
                                           $     250,000        Loss Outside Premises
                                           $     250,000        Depositors Forgery
                                           $     250,000        Computer Fraud
                                           $      25,000        Safe Deposit Liability

Maximum Deductible                         $      10,000

                                                 **Worker's Compensation
                                                  ----------------------

                                           Full Guaranteed Cost Statutory Coverage

                                           $   1,000,000        Employers Liability

                                           ** To be provided by employer


OWNER AND MANAGER AND ITS AFFILIATES ARE TO BE COVERED AS ADDITIONAL NAMED INSUREDS AS RESPECTS THEIR INTERESTS IN THE HOTEL FOR ALL PROPERTY, BOILER, AUTOMOBILE, COMPREHENSIVE GENERAL LIABILITY, GARAGEKEEPERS LIABILITY, AND CASUALTY INSURANCE.


IHC-Risk Management Dept.
August 6, 1995

EXHIBIT G EXISTING CAPITAL EXPENDITURE
PROJECTS
TALLAHASSEE FLORIDA

None

EXHIBIT H FF&E RESERVE

INTENTIONALLY OMMITTED.

                                   EXHIBIT I

                             MINIMUM PRICE SCHEDULE

                              TALLAHASSEE, FLORIDA

                                   $2,725,000

                                   EXHIBIT J
                    BALANCE SHEET/AMOUNT OF CASH ON HAND
TALLAHASSEE, FLORIDA

Lessor and Lessee agree that the balance sheet will include the following items:

                 1.       Working Capital/Cash on Hand

                 2.       Transition expense of $5,000

                 3. Inventory levels to include a three (3) PAR for all linen and terry.

                 4.       Capital Funds as described in Section 40 A and
                          Section 40 B.

                 5.       Payment of any accrued employee vacation benefits

                 6. Utility deposits and/or funds to pay for utility deposits

Lessor will provide Lessee at the commencement of the lease with $30,000 to fund items 1,2,3 and 6.